U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 27, 2003

Potash Corporation of Saskatchewan Inc.
(Exact name of Registrant as specified in charter)

Canada (State or other jurisdiction of incorporation)	1-1035 (Commission file number)	N/A (IRS employer identification no.)

122 — 1st Avenue South
Saskatoon, Saskatchewan, Canada S7K 7G3
306-933-8500
(Address and telephone number of the Registrant’s principal executive offices)

N/A
(Former name or former address, if changed since last report)

Potash Corporation of Saskatchewan Inc. Current Report on Form 8-K
Signature
Index to Exhibits
Computation of Ratio of Earnings to Fixed Charges
Consent of Deloitte and Touche
Consolidated Financial Statements
Management's Discussion and Analysis

Potash Corporation of Saskatchewan Inc.
Current Report on Form 8-K

Item 5. Other Events and Required Regulation FD Disclosure.

     The Registrant’s audited consolidated financial statements as at December 31, 2002 and 2001 and for each of the three years ended December 31, 2002, together with the Notes thereto, are attached hereto as Exhibit 99(a) and are incorporated by reference into this Item 5.

     The Registrant’s “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for fiscal year 2002, which will be included in the Registrant’s 2002 Annual Report to shareholders, is attached hereto as Exhibit 99(b) and is incorporated by reference into this Item 5.

     Also filed herewith as Exhibit 12 is an exhibit with respect to the Registrant’s shelf registration statement on Form S-3 (File No. 333-89350).

Item 7. Exhibits.

Exhibit Number	Description of Document

12	Computation of ratio of earnings to fixed charges.

23	Consent of Deloitte & Touche LLP.

99(a)	Consolidated Financial Statements.

99(b)	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Potash Corporation of Saskatchewan Inc.

By:	/s/ John Hampton
John L.M. Hampton
Senior Vice President, General Counsel and Secretary
Potash Corporation of Saskatchewan Inc.

Date: February 27, 2003

Index to Exhibits

Exhibit Number	Description of Document

12	Computation of ratio of earnings to fixed charges.

23	Consent of Deloitte & Touche LLP.

99(a)	Consolidated Financial Statements.

99(b)	Management’s Discussion and Analysis of Financial Condition and Results of Operations.